EX-23.1(i)
CONSENT  OF  RAYMOND  CHING  &  CO.


                                     CONSENT

     We, Raymond Ching & Co., hereby consent to the use of our report relating to the audited financial statements for years ended June 30, 1999 for Wellux Industries Limited, a Hong Kong Corporation, in a registration statement on Form 10-SB of Beacon Light Holding Corporation (previously Beacon Light Mining Company) to be filed with the Securities and Exchange Commission.

Dated:  march  10,  2000


                                   /s/Raymond  Ching  &  Co.
                                   -------------------------------
                                   Certified  Public  Accountants
                                   Hong  Kong

































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